UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2019

CirTran Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49654	68-0121636
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

6360 S Pecos Road, Suite 8
Las Vegas, NV	89120
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(801) 963-5112

4125 S 6000 W, West Valley City, UT 84128
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2019, CirTran Corporation (the “Company”), through its wholly-owned subsidiary, LBC Products, Inc., a Utah corporation (“LBC”), entered into an Exclusive Manufacturing and Distribution Agreement (the “Agreement”) with GloBrands, LLC, a New Mexico limited liability company (“GB”), an unaffiliated party. Under the Agreement, GB granted the Company the right to manufacture, distribute, and sell condoms, electronic cigarettes, electronic cigars, cigars, hookahs, hookah tobacco, energy drinks, water beverages, and related merchandise, all using the HUSTLER® trademark, under three license agreements between GB and LFP Product Licensing, LLC, a California limited liability company. Under the Agreement, LBC will retain its cost of goods sold plus an additional 20% of that amount and 10% of gross sales of the covered products, and GB will reimburse certain of LBC’s media placement expenses plus an additional 5% of the amount of those expenses. The agreement term extends through November 30, 2024.

As of November 29, 2019, the Company entered into a Commercial Lease (the “Lease”) with GB. The Lease allows the Company the use of a 500 square foot office space and 2000 square foot warehouse in Las Vegas, NV, on a month-to-month basis, in exchange for rent of $2,500 per month.

Item 9.01	Financial Statements and Exhibits.

The following is filed as an exhibit to this report:

Exhibit
Number*	Title of Document	Location
Item 10	Material Contracts
10.55	Exclusive Manufacturing and Distribution Agreement Dated and executed December 30, 2019	Attached

10.56	Commercial Lease Dated and executed November 29, 2019.	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to the documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CirTran Corporation

Dated: January 27, 2020	By:	/s/ Iehab J. Hawatmeh
Iehab J. Hawatmeh
Chief Executive Officer